NEWS RELEASE

LUMENTUM ANNOUNCES FISCAL THIRD QUARTER 2024 FINANCIAL RESULTS
•Net revenue of $366.5 million
•GAAP gross margin of 16.2%; Non-GAAP gross margin of 32.6%
•GAAP operating loss of 31.3%; Non-GAAP operating margin of 4.1%
•GAAP diluted net loss per share of $1.88; Non-GAAP diluted net income per share of $0.29
San Jose, Calif., May 6, 2024 – Lumentum Holdings Inc. (“Lumentum” or the “Company”) today reported results for its fiscal third quarter ended March 30, 2024.
“Lumentum is well-positioned to capitalize on surging cloud data center demand driven by the exponentially increasing requirements of artificial intelligence,” said Alan Lowe, President and CEO. “We are making significant strides in developing new products and customer programs, and expanding production capacity to capitalize on exciting opportunities that we expect will meaningfully increase calendar 2025 revenue and beyond.”
“Our third-quarter revenue and EPS exceeded guidance midpoints, with data center revenues achieving a record quarter. The next few quarters’ revenue will continue to be burdened by telecom customer inventory challenges as telco spending has slowed but we are highly confident in our market position and the future recovery and growth in our telecom business,” concluded Mr. Lowe.
Fiscal Third Quarter Highlights:
Net revenue for the fiscal third quarter of 2024 was $366.5 million, with GAAP net loss of $127.0 million, or $1.88 per diluted share. Net revenue for the fiscal second quarter of 2024 was $366.8 million, with GAAP net loss of $99.1 million, or $1.47 per diluted share. Net revenue for the fiscal third quarter of 2023 was $383.4 million, with GAAP net loss of $39.3 million, or $0.57 per diluted share.
Non-GAAP net income for the fiscal third quarter of 2024 was $19.6 million, or $0.29 per diluted share. Non-GAAP net income for fiscal second quarter of 2024 was $21.7 million, or $0.32 per diluted share. Non-GAAP net income for the fiscal third quarter of 2023 was $51.8 million, or $0.75 per diluted share.
The Company held $870.9 million in total cash, cash equivalents, and short-term investments at the end of the fiscal third quarter of 2024, down $353.1 million from the end of the fiscal second quarter of 2024. In March 2024, we paid the remaining $323.1 million principal amount of the convertible notes due in 2024 in full upon maturity.

Financial Overview – Fiscal Third Quarter Ended March 30, 2024

	GAAP Results ($ in millions)
	Q3	Q2	Q3	Change
	FY 2024	FY 2024	FY 2023	Q/Q		Y/Y
Net revenue	$366.5	$366.8	$383.4	(0.1)%		(4.4)%
GAAP gross margin	16.2%	17.4%	29.2%	(120)	bps	(1,300)	bps
GAAP operating loss	(31.3)%	(28.7)%	(13.4)%	(260)	bps	(1,790)	bps

	Non-GAAP Results ($ in millions)
	Q3	Q2	Q3	Change
	FY 2024	FY 2024	FY 2023	Q/Q		Y/Y
Net revenue	$366.5	$366.8	$383.4	(0.1)%		(4.4)%
Non-GAAP gross margin	32.6%	32.6%	40.8%	—	bps	(820)	bps
Non-GAAP operating margin	4.1%	3.5%	13.4%	60	bps	(930)	bps

	Net Revenue by Segment ($ in millions)
	Q3	% of	Q2	Q3	Change
	FY 2024	Net Revenue	FY 2024	FY 2023 (1)	Q/Q	Y/Y
Cloud & Networking	$313.8	85.6%	$286.7	$293.0	9.5%	7.1%
Industrial Tech	52.7	14.4%	80.1	90.4	(34.2)%	(41.7)%
Total	$366.5	100.0%	$366.8	$383.4	(0.1)%	(4.4)%

(1) Prior period amounts have been recast to conform to the new segment structure effective the fiscal first quarter of 2024.
The tables above provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP Financial Measures.”
Business Outlook
Lumentum expects the following for the fiscal fourth quarter 2024:
•Net revenue in the range of $290 million to $315 million
•Non-GAAP operating margin of (3.0%) to 1.0%
•Non-GAAP diluted earnings per share of ($0.05) to $0.10
These projections also exclude certain unusual expenses, including factory under-absorption, due to factory consolidations and transitions, restructuring, other synergy attainment and integration activities, and inventory reduction activities, related to prior acquisitions and the COVID-19 pandemic. These expenses are related to one-time events, and we expect these will decline over the coming quarters. These expenses for our third fiscal quarter can be found in our GAAP to non-GAAP reconciliation tables.
We have not provided reconciliations from GAAP to non-GAAP measures or the equivalent GAAP measure for non-GAAP measures in our outlook, as they cannot be provided without unreasonable effort. A large portion of non-GAAP adjustments, such as restructuring charges, stock-based compensation, non-GAAP income tax reconciling adjustments, acquisition related costs, and other costs and contingencies unrelated to current and future operations are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.
Related Announcement and Conference Call
Lumentum will host a conference call today, May 6, 2024, at 2:00 pm PT / 5:00 pm ET to discuss its fiscal third quarter results. A live webcast of the call will be available in the Investors section of the Lumentum website at http://investor.lumentum.com. To listen to the live conference call, dial (833) 470-1428 or (404) 975-4839 and reference the conference ID 840104. Supporting materials outlining the Company’s latest financial results will be posted on http://investor.lumentum.com under the “Events and Presentations” section concurrently with this earnings press release. Lumentum has used, and intends to continue to use, its Investor Relations website as means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. This press release is being furnished as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission and will be available at http://www.sec.gov/.
About Lumentum
Lumentum (NASDAQ: LITE) is a market-leading designer and manufacturer of innovative optical and photonic products enabling optical networking and laser applications worldwide. Lumentum optical components and subsystems are part of virtually every type of telecom, enterprise, and data center network. Lumentum lasers enable advanced manufacturing techniques and diverse applications including next-generation imaging and sensing capabilities. Lumentum is headquartered in San Jose, California with R&D, manufacturing, and sales offices worldwide. For more information, visit www.lumentum.com and follow Lumentum on LinkedIn, X (formerly known as Twitter), Facebook, Instagram and YouTube.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements regarding our belief and expectations with respect to our markets, customers and industry, any anticipation or guidance as to demand for our products and technology from our customers and their end customers, including drivers of that demand and the timing of the increased capex spending by the telecom industry and the inventory correction cycle, statements regarding our product roadmaps and investments, statements regarding future revenue and revenue growth and trends in our markets, and our guidance with respect to future net revenue, non-GAAP diluted earnings per share, and non-GAAP operating margins, and related assumptions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Among the factors that could cause actual results to differ from those contemplated are: (a) uncertainty and volatility in the global markets, including uncertainty and volatility in the macroeconomic environment, volatility and uncertainty in banking and financial services sectors, inflationary pressures, changes in the political or economic environment, such as geopolitical conflicts, war, trade and export restrictions and the imposition of tariffs or other duties, and the effect of such market disruptions on demand for our products, technology spending by our customers and our ability to obtain components for our products; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) decline of average selling prices across our businesses or increase in costs, either of which will also decrease our margins; (d) effects of seasonality; (e) the ability of our suppliers and contract manufacturers to meet production, quality, and delivery requirements for our forecasted demand; (f) changes in customer demand, including due to changes in inventory practices and end-customer demand; (g) our ability to attract and retain new customers, particularly in the cloud photonics and imaging and sensing markets; (h) the risk that our markets will not grow or develop as expected or that our strategies and ability to compete in those markets are not successful, (i) the risk that Lumentum’s financing or operating strategies will not be successful; (j) risks that the acquisition of Cloud Light disrupts our current plans and operations; (k) failure to successfully integrate Cloud Light into our business or that we will not achieve the expected benefits, and (l) our failure to accurately identify liabilities and risks in Cloud Light’s business. For more information on these and other risks, please refer to the "Risk Factors" section included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 30, 2023 filed with the Securities and Exchange Commission and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2024 to be filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law.

Contact Information
Investors:    Kathy Ta, (408) 750-3853; investor.relations@lumentum.com
Media:        Noël Bilodeau, 408-439-2140; noel.bilodeau@lumentum.com
Category:    Financial
The following financial tables are presented in accordance with GAAP, unless otherwise specified.

LUMENTUM HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	March 30, 2024	April 1, 2023	March 30, 2024	April 1, 2023
Net revenue	$366.5	$383.4	$1,050.9	$1,396.2
Cost of sales	284.7	252.7	788.9	850.4
Amortization of acquired developed intangibles	22.3	18.7	61.8	66.4
Gross profit	59.5	112.0	200.2	479.4
Operating expenses:
Research and development	77.2	85.4	229.0	233.9
Selling, general and administrative	77.7	76.4	235.8	280.5
Restructuring and related charges	19.2	1.6	36.0	24.8
Total operating expenses	174.1	163.4	500.8	539.2
Loss from operations	(114.6)	(51.4)	(300.6)	(59.8)
Interest expense	(9.0)	(8.7)	(28.4)	(26.1)
Other income, net	16.2	11.4	50.8	28.9
Loss before income taxes	(107.4)	(48.7)	(278.2)	(57.0)
Income tax provision (benefit)	19.6	(9.4)	15.8	14.4
Net loss	$(127.0)	$(39.3)	$(294.0)	$(71.4)

Net loss per share:
Basic	$(1.88)	$(0.57)	$(4.38)	$(1.05)
Diluted	$(1.88)	$(0.57)	$(4.38)	$(1.05)

Shares used to compute net loss per share:
Basic	67.5	68.6	67.1	68.3
Diluted	67.5	68.6	67.1	68.3

LUMENTUM HOLDINGS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, except per share data)
(unaudited)

	March 30, 2024	July 1, 2023
ASSETS
Current assets:
Cash and cash equivalents	$425.0	$859.0
Short-term investments	445.9	1,154.6
Accounts receivable, net	229.8	246.1
Inventories	420.7	408.6
Prepayments and other current assets	128.6	109.6
Total current assets	1,650.0	2,777.9
Property, plant and equipment, net	578.7	489.5
Operating lease right-of-use assets, net	76.7	77.3
Goodwill	1,055.9	695.1
Other intangible assets, net	688.5	459.2
Deferred tax asset	139.2	116.3
Other non-current assets	15.5	16.8
Total assets	$4,204.5	$4,632.1
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$133.4	$169.4
Accrued payroll and related expenses	40.4	39.4
Accrued expenses	61.7	51.2
Convertible notes, current	—	311.6
Operating lease liabilities, current	13.8	14.4
Other current liabilities	68.3	47.8
Total current liabilities	317.6	633.8
Convertible notes, non-current	2,502.4	2,500.0
Operating lease liabilities, non-current	47.3	47.7
Deferred tax liability	61.7	3.4
Other non-current liabilities	98.8	91.4
Total liabilities	3,027.8	3,276.3
Stockholders’ equity:
Common stock, $0.001 par value, 990 authorized shares, 67.6 and 66.4 shares issued and outstanding as of March 30, 2024 and July 1, 2023, respectively	0.1	0.1
Additional paid-in capital	1,802.4	1,692.2
Accumulated deficit	(634.6)	(340.6)
Accumulated other comprehensive income	8.8	4.1
Total stockholders’ equity	1,176.7	1,355.8
Total liabilities and stockholders’ equity	$4,204.5	$4,632.1

Use of Non-GAAP Financial Measures

In this press release, Lumentum provides investors with certain non-GAAP financial measures: gross profit, gross margin, research and development expense, selling, general and administrative expense, operating margin, income from operations, interest and other income (expense), net, income before income taxes, provision for income taxes, net income (loss), and net income (loss) per share on a non-GAAP basis, as well as the non-GAAP measures of EBITDA and Adjusted EBITDA. Lumentum believes this non-GAAP financial information provides additional insight into the Company’s on-going business operations and results, as well as cash generation, and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. In addition, the Company believes that providing certain of these measures allows investors to better understand the Company’s operating performance and cash flows and, importantly, to evaluate the methodology and information used by management to monitor, manage, evaluate and measure the Company’s business, results of operations, and cash flows. However, these measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The non-GAAP financial measures used in this press release should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future. Further, these non-GAAP financial measures may not be comparable to similarly titled measurements reported by other companies.
Our non-GAAP measures used in this press release exclude (i) stock-based compensation, (ii) acquisition related stock-based compensation, (iii) acquisition related costs, (iv) amortization of acquired intangibles, (v) amortization of acquired inventory fair value adjustments, (vi) restructuring and related charges, (vii) foreign exchange (gains) losses, net, (viii) non-cash interest expense on convertible notes, (ix) gain on repurchase of convertible notes, (x) non-recurring expenses related to litigation matters, (xi) intangible assets write-off, (xii) integration related costs, (xiii) abnormal excess capacity, (xiv) foreign exchange gains and losses, (xv) non-GAAP income tax reconciling adjustments, and (xvi) other (gains) charges related to non-recurring activities.
We utilize a long-term projected non-GAAP tax rate to compute our non-GAAP income tax provision. The long-term projected non-GAAP tax rate is based on a multi-year projection of our estimated annual GAAP income tax forecast, adjusted to account for the tax effect of non-GAAP pretax adjustments as well as the effects of significant non-recurring and period specific tax items. Our non-GAAP tax provision for the fiscal third quarter of 2024 is 14.5%. The difference between our GAAP income tax provision and our non-GAAP income tax provision is presented as non-GAAP income tax reconciling adjustments.
A quantitative reconciliation between GAAP and non-GAAP financial data with respect to historical periods is included in the supplemental financial table attached to this press release.

LUMENTUM HOLDINGS INC.
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 30, 2024	December 30, 2023	April 1, 2023	March 30, 2024	April 1, 2023
Gross profit on GAAP basis	$59.5	$64.0	$112.0	$200.2	$479.4
Stock-based compensation	8.5	9.0	6.9	23.5	19.1
Amortization of acquired intangibles	22.3	21.5	18.7	61.8	66.4
Amortization of acquired inventory fair value adjustments	4.9	3.4	3.6	8.3	17.8
Integration related costs	6.4	10.1	6.7	19.9	9.5
Abnormal excess capacity (1)	11.9	1.8	—	13.7	—
Other charges, net (2)	5.8	9.9	8.4	22.3	35.2
Gross profit on non-GAAP basis	$119.3	$119.7	$156.3	$349.7	$627.4
Gross margin on non-GAAP basis	32.6%	32.6%	40.8%	33.3%	44.9%

Research and development on GAAP basis	$77.2	$78.3	$85.4	$229.0	233.9
Stock-based compensation	(9.8)	(10.0)	(11.0)	(30.1)	(31.2)
Amortization of acquired intangibles	(0.4)	(0.4)	—	(1.1)	—
Acquisition related costs	—	(0.1)	—	(0.4)	—
Integration related costs (reversal)	(0.4)	0.6	(0.5)	(0.7)	(1.3)
Write-off of in-process research and development intangible assets	—	—	(11.5)	—	(11.5)
Other charges, net	(0.4)	(0.1)	(0.3)	(1.2)	(2.6)
Research and development on non-GAAP basis	$66.2	$68.3	$62.1	$195.5	$187.3

Selling, general and administrative on GAAP basis	$77.7	$85.1	$76.4	$235.8	$280.5
Stock-based compensation	(13.3)	(15.6)	(15.2)	(44.7)	(54.1)
Stock-based compensation - acquisition related	—	—	—	—	(11.9)
Amortization of acquired intangibles	(19.4)	(15.7)	(11.3)	(45.8)	(31.9)
Acquisition related costs	(0.5)	(8.9)	—	(13.1)	(16.2)
Integration related costs	(3.4)	(2.1)	(3.4)	(9.1)	(8.4)
Litigation matters	—	—	—	—	(7.8)
Other charges, net (2)	(3.0)	(4.4)	(3.7)	(7.5)	(15.6)
Selling, general and administrative on non-GAAP basis	$38.1	$38.4	$42.8	$115.6	$134.6

Loss from operations on GAAP basis	$(114.6)	$(105.2)	$(51.4)	$(300.6)	$(59.8)
Stock-based compensation	31.6	34.6	33.1	98.3	104.4
Stock-based compensation - acquisition related	—	—	—	—	11.9
Amortization of acquired intangibles	42.1	37.6	30.0	108.7	98.3
Amortization of acquired inventory fair value adjustments	4.9	3.4	3.6	8.3	17.8
Acquisition related costs	0.5	9.0	—	13.5	16.2
Integration related costs	10.2	11.6	10.6	29.7	19.2
Abnormal excess capacity (1)	11.9	1.8	—	13.7	—
Restructuring and related charges	19.2	5.8	1.6	36.0	24.8

Write-off of in-process research and development intangible assets	—	—	11.5	—	11.5
Litigation matters	—	—	—	—	7.8
Other charges, net (2)	9.2	14.4	12.4	31.0	53.4
Income from operations on non-GAAP basis	$15.0	$13.0	$51.4	$38.6	$305.5
Operating margin on non-GAAP basis	4.1%	3.5%	13.4%	3.7%	21.9%

Interest and other income, net on GAAP basis	$7.2	$3.7	$2.7	$22.4	$2.8
Foreign exchange (gains) losses, net	(3.7)	3.8	0.5	0.5	(4.4)
Non-cash interest expense on convertible notes and other income and expenses, net	4.5	4.8	6.0	14.2	17.9
Interest and other income, net on non-GAAP basis	$8.0	$12.3	$9.2	$37.1	$16.3

Loss before income taxes on GAAP basis	$(107.4)	$(101.5)	$(48.7)	$(278.2)	$(57.0)
Stock-based compensation	31.6	34.6	33.1	98.3	104.4
Stock-based compensation - acquisition related	—	—	—	—	11.9
Acquisition related costs	0.5	9.0	—	13.5	16.2
Integration related costs	10.2	11.6	10.6	29.7	19.2
Abnormal excess capacity (1)	11.9	1.8	—	13.7	—
Amortization of acquired intangibles	42.1	37.6	30.0	108.7	98.3
Amortization of acquired inventory fair value adjustments	4.9	3.4	3.6	8.3	17.8
Restructuring and related charges	19.2	5.8	1.6	36.0	24.8
Litigation matters	—	—	—	—	7.8
Write-off of in-process research and development intangible assets	—	—	11.5	—	11.5
Foreign exchange (gains) losses, net	(3.7)	3.8	0.5	0.5	(4.4)
Non-cash interest expense on convertible notes and other income and expenses, net	4.5	4.8	6.0	14.2	17.9
Other charges, net (2)	9.2	14.4	12.4	31.0	53.4
Income before income taxes on non-GAAP basis	$23.0	$25.3	$60.6	$75.7	$321.8

Income tax provision (benefit) on GAAP basis	$19.6	$(2.4)	$(9.4)	$15.8	$14.4
Non-GAAP income tax reconciling adjustments	(16.2)	6.0	18.2	(4.8)	32.3
Income tax provision on non-GAAP basis	$3.4	$3.6	$8.8	$11.0	$46.7

Net loss on GAAP basis	$(127.0)	$(99.1)	$(39.3)	$(294.0)	$(71.4)
Stock-based compensation	31.6	34.6	33.1	98.3	104.4
Stock-based compensation - acquisition related	—	—	—	—	11.9
Acquisition related costs	0.5	9.0	—	13.5	16.2
Integration related costs	10.2	11.6	10.6	29.7	19.2
Abnormal excess capacity (1)	11.9	1.8	—	13.7	—
Amortization of acquired intangibles	42.1	37.6	30.0	108.7	98.3
Amortization of acquired inventory fair value adjustments	4.9	3.4	3.6	8.3	17.8
Restructuring and related charges	19.2	5.8	1.6	36.0	24.8
Write-off of in-process research and development intangible assets	—	—	11.5	—	11.5
Litigation matters	—	—	—	—	7.8
Foreign exchange (gains) losses, net	(3.7)	3.8	0.5	0.5	(4.4)

Non-cash interest expense on convertible notes and other income and expenses, net	4.5	4.8	6.0	14.2	17.9
Non-GAAP income tax reconciling adjustments	16.2	(6.0)	(18.2)	4.8	(32.3)
Other charges, net (2)	9.2	14.4	12.4	31.0	53.4
Net income on non-GAAP basis	$19.6	$21.7	$51.8	$64.7	$275.1

Net income per share on non-GAAP basis	$0.29	$0.32	$0.75	$0.96	$3.97

Shares used in per share calculation - diluted on GAAP basis	67.5	67.2	68.6	67.1	68.3
Non-GAAP adjustment (3)	0.6	0.2	0.1	0.4	1.0
Shares used in per share calculation - diluted on non-GAAP basis	68.1	67.4	68.7	67.5	69.3
(1) Abnormal excess capacity for the three months ended March 30, 2024 represents excess capacity attributable to a near-term reduction in our manufacturing production, primarily driven by our non-recurring inventory reduction effort following the disruptions in the supply chain due to the COVID-19 pandemic and factory consolidation efforts.
(2) Other charges, net for the three months ended March 30, 2024 primarily relate to $4.8 million of non-recurring legal and tax related fees and $1.7 million of net excess and obsolete inventory, offset by various miscellaneous gains. The excess and obsolete inventory charges relate to charges that are not attributable to our operating segments due to their unusual nature, primarily those charges driven by U.S. trade restrictions whereby we are no longer able to sell certain products to one of our customers, as well as excess and obsolete inventory due to factory consolidation efforts.
Other charges, net for the nine months ended March 30, 2024 primarily relate to $10.9 million of net excess and obsolete inventory, $10.2 million of non-recurring legal and tax related fees, and $4.4 million of incremental costs of sales related to components previously acquired from various brokers to satisfy customer demand, offset by various miscellaneous gains. The excess and obsolete inventory charges relate to charges that are not attributable to our operating segments due to their unusual nature, primarily those charges driven by U.S. trade restrictions whereby we are no longer able to sell certain products to one of our customers.
(3) Shares used for net income per share on non-GAAP basis include incremental dilutive shares that would occur upon conversion of our convertible notes assuming we settle the face value of the notes in cash as the Company intends, and shares related to restricted stock units (“RSUs”) and stock options and shares issuable under our Employee Stock Purchase Plan that are anti-dilutive on GAAP basis.

LUMENTUM HOLDINGS INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA
(in millions, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 30, 2024	December 30, 2023	April 1, 2023	March 30, 2024	April 1, 2023
GAAP net loss	$(127.0)	$(99.1)	$(39.3)	$(294.0)	$(71.4)
Interest and other expense, net	(7.2)	(3.7)	(2.7)	(22.4)	(2.8)
Income tax provision (benefit)	19.6	(2.4)	(9.4)	15.8	14.4
Depreciation	27.0	27.2	27.7	82.4	78.6
Amortization of acquired intangibles	42.1	37.6	30.0	108.7	98.3
EBITDA	(45.5)	(40.4)	6.3	(109.5)	117.1
Amortization of inventory fair value adjustments	4.9	3.4	3.6	8.3	17.8
Restructuring and related charges	19.2	5.8	1.6	36.0	24.8
Stock-based compensation	31.6	34.6	33.1	98.3	116.3
Acquisition related costs	0.5	9.0	—	13.5	16.2
Integration related costs	10.2	11.6	10.6	29.7	19.2
Write-off of in-process research and development intangible assets	—	—	11.5	—	11.5
Abnormal excess capacity	11.9	1.8	—	13.7	—
Other charges (gains), net	8.2	13.2	10.3	24.6	49.4
Adjusted EBITDA	$41.0	$39.0	$77.0	$114.6	$372.3